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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2000



                           CALIPER TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


      0-28229                                             33-0675808
(Commission File No.)                        (I.R.S. Employer Identification No.)


                               605 FAIRCHILD DRIVE
                          MOUNTAIN VIEW, CA 94043-2234
              (Address of principal executive offices and zip code)



                                 (650) 623-0700
              (Registrant's telephone number, including area code)



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Item 5. Other Matters

     On August 30, 2000, Caliper completed a private placement of 2,300,000 shares of its common stock to selected institutional and private investors, raising an aggregate of $110.4 million before payment of placement agent fees and other expenses.

     The press release related to the completion of the above transaction is filed as Exhibit 99.1 and incorporated by reference herein.

Item 7. Exhibits

     Exhibit 99.1.  Press Release Dated August 30, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CALIPER TECHNOLOGIES CORP.



DATE: August 30, 2000                   By: /s/ James L. Knighton
                                           -------------------------------------
                                           James L. Knighton
                                           Vice President, Finance and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------
Exhibit 99.1.       Press Release Dated August 30, 2000.



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